AGREEMENT TO AMEND
                    OPTION AGREEMENT FOR EXPORT WATER SERVICE
                                     FOR THE
                                  SKY RANCH PUD
                                                     Dated:     January 30. 2004
                                                                ----------------


RE:     Option  Agreement  dated  October  31.  2003  by  and  between  Airpark
                                  ------------------
Metropolitan District ("AMD"); Icon Investors I LLC ("DEVELOPER"); Pure Cycle Corporation ("PURECYCLE"); and Rangeview Metropolitan District ("RANGEVIEW") relating to the provision of water services to the Sky Ranch PUD (Arapahoe
County  case  No.  Z01-010).

This Amendment, dated January 30, 2004, shall amend the aforesaid Option Agreement for Export Water Service follows:

     Section 2.03 of the above referenced Option Agreement is hereby amended to read as follows, with changes being highlighted in BOLD TYPE:

     "203 Extension of Option. In the event that the DEVELOPER has not exercised
          -------------------
     the Option in accordance with Section 2.01, the DEVELOPER may extend the Option for up to an additional three one-year terms by making payments DIRECTLY TO THE DAVIS GRAHAM & STUBBS LLP TRUST ACCOUNT of One Hundred Thousand Dollars ($100,000) (the Option Extension Fee) for each additional one-year extension term. Payments shall be due on the fifth Anniversary for a one year extension, on the fifth and sixth Anniversaries for a two year extension, and on the fifth, sixth and seventh Anniversaries for a three year extension. ANY SUCH PAYMENTS FOR EXTENDING THE OPTION SHALL BE USED TO RELEASE OUTSTANDING SECURITY INTERESTS ON THE DEDICATED EXPORT WATER."

AIRPARK  METROPOLITAN  DISTRICT

By:  /s/  Andrew  R.  Klein
     ----------------------------------
     Andrew  R.  Klein,  President

ICON  INVESTORS  I,  LLC,  A  Colorado  Limited  Liability  Company
By:     Airway  Park  Manager  LLC,  a  Colorado  Limited  Liability  Company

By:  /s/  Andrew  R.  Klein
     ----------------------------------
     Andrew  R.  Klein,  its  Manager

PURE  CYCLE  CORPORATION,  a  Delaware  Corporation

By:  /s/  Mark  Harding
     ----------------------------------
     Mark  Harding,  President

RANGEVIEW  METROPOLITAN  DISTRICT

By:  /s/  Thomas  P.  Clark
     ----------------------------------
     Thomas  P.  Clark,  Director


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